             GRACE REPORTS 17 PERCENT INCREASE IN SECOND QUARTER PER SHARE OPERATING EARNINGS BEFORE REINSTATED ASBESTOS CHARGE



        BOCA RATON, Fla., July 26, 1994 -- W. R. Grace & Co. reported an increase of 17 percent in per share net operating earnings for the second quarter of 1994, before a reinstated $200 million after-tax charge for asbestos litigation.

        Grace's net operating earnings per share were 70 cents in the current quarter, compared to 60 cents per share a year ago. Including the asbestos charge, the Company reported a net loss of $134.3 million or $1.43 per share in the second quarter of 1994, compared to a net loss of $51.1 million or 57 cents per share a year ago. The 1993 net loss reflected an after-tax charge of $105 million related to discontinued operations.

        Sales for the second quarter rose 13 percent to $1,237 million, compared to $1,094 million a year ago.

        "Improved operating earnings were achieved by both specialty chemicals and health care, primarily as the result of strong volume gains, and every region was a solid contributor," said J. P. Bolduc, president and chief

                                     (more)
executive officer. "Consistent with our focus on delivering strong, sustainable earnings growth from our core businesses, we remain dedicated to the process of lowering costs and improving productivity, and we are continuing to absorb costs associated with these efforts. These activities will both strengthen our competitive position and improve the quality of results for the future," he added.

        For the first six months of 1994, operating earnings per share were $1.10, a 16 percent increase from the $.95 per share posted for the 1993 first half. Including the special charges in both periods, the first half showed a net loss of $96.1 million or $1.03 per share, compared with a net loss in the 1993 first half of $22.8 million or 26 cents per share. Six months sales rose 11 percent to $2,314 million from $2,080 million reported last year.

        Pretax earnings from specialty chemicals rose 18 percent to $79.0 million in the second quarter in spite of a $6 million provision for additional costs associated with streamlining European operations. Packaging, construction, catalysts and silica products, and water treatment all contributed to the increased earnings based on volume gains from nearly every region. Container earnings were essentially flat.

                                     (more)

        Pretax earnings from health care businesses rose 24 percent to $57.9 million with strong support from both domestic and international dialysis services as well as the homecare division. The medical products group continued below year-ago levels, but improved versus the previous quarter.

        Grace is the world's largest specialty chemicals company and holds a leadership position in specialized health care.


                                      - 0 -

                      W. R. Grace & Co.
                     Comparative Results
              ----------------------------------
                ($ Millions Except Per Share)


                                                                                                  Percent
                                                         1994                     1993             Change
          QUARTER ENDED JUNE 30                    ----------------         ----------------   ------------
- - ---------------------------------------------
- - ---------------------------------------------
Sales                                              $        1,236.9         $        1,094.1         13.1 %
                                                   ----------------         ----------------
                                                   ----------------         ----------------
(Loss)/Income Before Taxes                         $         (206.6)  (a)   $           94.1       (319.6)
(Benefit)/Provision for Income Taxes                          (72.3)                    40.2       (279.9)
                                                   ----------------         ----------------

(Loss)/Income From Continuing Op's                 $         (134.3)        $           53.9       (349.2)
Loss From Discontinued Op's                                      --                   (105.0)       100.0
                                                   ----------------         ----------------
    Net Loss                                       $         (134.3)        $          (51.1)       162.8 %
                                                   ----------------         ----------------
                                                   ----------------         ----------------
(LOSS)/EARNINGS PER SHARE:
      Continuing Operations                        $          (1.43)  (b)   $            .60       (338.3)%
      Discontinued Operations                                    --                    (1.17)       100.0
                                                   ----------------         ----------------
      Total                                        $          (1.43)        $           (.57)       150.9 %
                                                   ----------------         ----------------
                                                   ----------------         ----------------

          SIX MONTHS ENDED JUNE 30
- - ---------------------------------------------
- - ---------------------------------------------
Sales                                              $        2,313.7         $        2,080.3         11.2 %
                                                   ----------------         ----------------
                                                   ----------------         ----------------
(Loss)/Income Before Taxes                         $         (157.7)  (a)   $          147.8       (206.7)
(Benefit)/Provision for Income Taxes                          (61.6)                    62.2       (199.0)
                                                   ----------------         ----------------
(Loss)/Income From Continuing Op's                 $          (96.1)        $           85.6       (212.3)
Loss From Discontinued Op's                                      --                   (108.4)       100.0
                                                   ----------------         ----------------
    Net Loss                                       $          (96.1)        $          (22.8)       321.5%
                                                   ----------------         ----------------
                                                   ----------------         ----------------
(LOSS)/EARNINGS PER SHARE:
      Continuing Operations                        $          (1.03)  (b)   $            .95      (208.4)%
      Discontinued Operations                                    --                    (1.21)      100.0
                                                   ----------------         ----------------
      Total                                        $          (1.03)        $           (.26)      296.2 %
                                                   ----------------         ----------------
                                                   ----------------         ----------------

(a) Includes a pretax provision for asbestos insurance reduction of $316.0 ($200.0 after tax).
(b) EPS before asbestos charge is $.70 and $1.10 for the 2nd quarter and year-to-date, respectively.


                          W. R. Grace & Co.
                          Operating Results
                        Quarter Ended June 30
                        ---------------------
                    ($ Millions Except Per Share)


                                                                                               Percent
                                                         1994             1993                 Change
                                                   --------------     -------------        -------------
SALES
Specialty Chemicals                                $        782.9     $       729.9              7.3 %
Health Care                                                 454.0             364.2             24.7
                                                   --------------     -------------
     Total Sales                                   $      1,236.9     $     1,094.1             13.1
                                                   --------------     -------------
                                                   --------------     -------------

OPERATING INCOME
Specialty Chemicals                                $         79.0    $         66.8             18.3
Health Care                                                  57.9              46.7             24.0
                                                   --------------     -------------
     Total Operating Income                        $        136.9    $        113.5             20.6
                                                   --------------     -------------

OTHER EXPENSES
Interest/Financing                                 $        (24.6)   $        (21.4)            15.0
Other                                                        (2.9)              2.0            245.0
                                                   --------------     -------------
     Total Other Expenses                          $        (27.5)   $        (19.4)            41.8
                                                   --------------     -------------

Pretax Operating Earnings                          $        109.4    $         94.1             16.3

Provision for Income Taxes                                   43.7              40.2              8.7
                                                   --------------     -------------
Net Operating Income                               $         65.7    $         53.6             21.9

Provision for Asbestos Insurance Reduction                 (200.0)               --             ND
                                                   --------------     -------------
Net (Loss)/Income from Continuing Operations       $       (134.3)   $         53.6           (349.2)
Loss from Discontinued Operations                              --            (105.0)           100.0
                                                   --------------     -------------
Net Loss                                           $       (134.3)   $        (51.1)           162.8 %
                                                   --------------     -------------
                                                   --------------     -------------
EARNINGS/(LOSS) PER SHARE:
From Operations                                    $        .70      $        .60               16.7 %
Continuing Operations                              $      (1.43)     $        .60             (338.3)%
Net Loss                                           $      (1.43)     $       (.57)             150.9 %

Average Number of Shares (Millions)                          93.9              90.2


                         W. R. Grace & Co.
                         Operating Results
                     Six Months Ended June 30
                     ------------------------
                   ($ Millions Except Per Share)



                                                                                                Percent
                                                             1994               1993            Change
                                                       ---------------     ---------------   --------------
SALES
Specialty Chemicals                                    $       1,458.3      $      1,378.0          5.8 %
Health Care                                                      855.4               702.3         21.8
                                                       ---------------     ---------------
     Total Sales                                       $       2,313.7      $      2,080.3         11.2
                                                       ---------------     ---------------
                                                       ---------------     ---------------
OPERATING INCOME
Specialty Chemicals                                    $         119.1      $        108.5         9.8
Health Care                                                      101.6                81.4        24.8
                                                       ---------------     ---------------
     Total Operating Income                            $         220.7      $        189.9        16.2
                                                       ---------------     ---------------

OTHER EXPENSES
Interest/Financing                                     $         (45.7)     $        (41.3)       10.7
Other                                                             (3.7)               (0.8)      362.5
                                                       ---------------     ---------------
     Total Other Expenses                              $         (49.4)     $        (42.1)       17.3
                                                       ---------------     ---------------

     Pretax Operating Earnings Before Special Items    $         171.3      $        147.8        15.9

SPECIAL ITEMS
Gain on Sale of Interest in REG                                   27.0                  --         ND
Provision for Environmental/Restructuring              $         (40.0)                 --         ND
                                                       ---------------     ---------------
Pretax Operating Earnings                              $         158.3      $        147.8         7.1

Provision for Income Taxes                                        54.4                62.2       (12.5)
                                                       ---------------     ---------------
Net Operating Income                                   $         103.9      $         85.6        21.4

Provision for Asbestos Insurance Reduction                      (200.0)                 --          ND
                                                       ---------------     ---------------
Net (Loss)/Income from Continuing Operations           $         (96.1)     $         85.6      (212.3)
Loss from Discontinued Operations                                   --              (108.4)      100.0
                                                       ---------------     ---------------
Net Loss                                               $         (96.1)     $        (22.8)      321.5 %
                                                       ---------------     ---------------
                                                       ---------------     ---------------

EARNINGS/(LOSS) PER SHARE:
From Operations                                        $           1.10     $         .95         15.8 %
Continuing Operations                                  $          (1.03)    $         .95       (208.4)%
Net Loss                                               $          (1.03)    $        (.26)       296.2 %

Average Number of Shares (Millions)                               93.8                90.1


                           W. R. Grace & Co.
                  Specialty Chemicals Supplemental Data
            1994 Sales and Percent Change Versus Prior Period
            -------------------------------------------------
                          (Dollars In Millions)




QUARTER ENDED JUNE 30


                                                               Amount of Inc/(Dec) Due to:
                                                               ---------------------------
                                        Sales
                              -------------------------                 Price/
                                  1994           1993            Vol.    Mix       Exch.      Total
                              -----------  ------------        -------- ---------- ---------  --------
Packaging                     $    331.0   $      308.2           10 %    (1)%      (2)%        7 %
Catalysts/Silicas                  152.6          145.0            5       2        (2)         5
Construction                       100.2           86.1           17      --        (1)        16
Container (a)                       82.5           79.0            7      (2)       (1)         4
Water Treatment                     88.7           84.7            8      --        (3)         5
Other (b)                           27.9           26.9            6      (1)       (1)         4
                              ----------   ------------
  Total                       $    782.9   $      729.9            9 %    --        (2)%        7 %
                              ----------   ------------
                              ----------   ------------



SIX MONTHS ENDED JUNE 30


                                                               Amount of Inc/(Dec) Due to:
                                                               ---------------------------
                                        Sales
                              ---------------------------                Price/
                                 1994            1993             Vol.    Mix      Exch.       Total
                              ------------  -------------      --------  -------  --------     -----
Packaging                     $       630.0 $       595.7           8 %    --        (2)%        6 %
Catalysts/Silicas                     284.8         268.2           3       5        (2)         6
Construction                          170.7         149.8          15      --        (1)        14
Container (a)                         152.3         152.6           2      (1)       (1)        --
Water Treatment                       166.1         158.9           7       1        (3)         5
Other (b)                              54.6          52.8           5      (1)       (1)         3
                              -------------   -----------
  Total                       $     1,458.3   $   1,378.0           7 %     1 %      (2)%        6 %
                              -------------   -----------
                              -------------   -----------

(a) Includes Specialty Polymer Compounds. 1993 restated sales are as follows:

                              1st Qtr.       $      73.6
                              2nd Qtr.              79.0
                              3rd Qtr.              76.2
                              4th Qtr.              76.3
                                             -----------
                              Full Year      $     305.1
                                             -----------
                                             -----------

(b)  Includes Grace TEC Systems.


                           W. R. Grace & Co.
                            Geographic Data
                            ---------------
                         (Dollars In Millions)


QUARTER ENDED JUNE 30


                                                                                        Pretax
                                             Sales                                 Operating Income
                                  ----------------------------                ----------------------------
                                     1994             1993                        1994            1993
                                  -----------      -----------                ------------    ------------
      North America                    $  842           $  728                       $ 107           $  86
      Europe                              252              247                           9 (a)          13
      Latin America                        50               44                           6               4
      Asia Pacific                         93               75                          15              11
                                  -----------      -----------                ------------    ------------
         Total                         $1,237           $1,094                       $ 137           $ 114
                                  -----------      -----------                ------------    ------------
                                  -----------      -----------                ------------    ------------


SIX MONTHS ENDED JUNE 30


                                                                                          Pretax
                                              Sales                                  Operating Income
                                  ----------------------------                ----------------------------
                                     1994             1993                        1994            1993
                                  -----------      -----------                ------------    ------------
      North America                  $  1,576        $  1,389                        $ 173         $   142
      Europe                              477             469                           18 (a)          19
      Latin America                        96              82                            6               9
      Asia Pacific                        165             140                           24              20
                                  -----------      -----------                ------------    ------------

         Total                         $2,314        $  2,080                        $ 221         $   190
                                  -----------      -----------                ------------    ------------
                                  -----------      -----------                ------------    ------------


(a)  Includes costs of $6 million associated with streamlining certain European chemical operations.
